Exhibit 10.2
EXECUTION COPY
Genworth Financial, Inc. and Subsidiaries Amended and Restated Tax Allocation Agreement
This Amended and Restated Tax Allocation Agreement (the “Agreement”), dated as of this 14th day of May, 2021, is by and among Genworth Financial, Inc., a Delaware company (“Parent” or
“Genworth”) and all of its direct and indirect Subsidiaries (referred to in Exhibit A). Genworth and its present and future Subsidiaries shall be collectively referred to herein as the “Genworth Companies”.
WHEREAS, the Genworth Companies are members of an affiliated group of taxpayers as defined in section 1504(a) of the Internal Revenue Code of 1986, as amended, and are eligible to file a consolidated U.S. federal income tax return of which Genworth is the common parent;
WHEREAS, the Genworth Companies have determined that it is in their best interests to elect to file consolidated federal income tax returns and combined and consolidated state income tax returns and to enter into this Agreement for purposes of allocating the consolidated federal and state income tax liabilities between the Genworth Companies;
WHEREAS, to the extent that insurance companies incorporated in the State of New York will become members of the Consolidated Group (collectively, the “New York Companies” or separately a “New York Company”), each will be subject to the Guidelines for Tax Allocation Agreements contained in the New York Insurance Department Circular letter 1979-33;
WHEREAS, the Genworth Companies are parties to a Tax Allocation Agreement dated May 24, 2004, among Parent and its subsidiaries which has been periodically amended and restated (the “2004 Tax Allocation Agreement”), with the First and Second Amendments thereto having an effective date of January 1, 2010, and the Third Amendment having an effective date of April 1, 2010;
WHEREAS, in order to simplify the administration of the 2004 Tax Allocation Agreement without altering its substantive terms, the Genworth Companies have agreed to restate the 2004 Tax Allocation Agreement in the form of this Agreement;
NOW, THEREFORE, in consideration of the mutual obligations and undertakings contained herein, the parties agree as follows:
ARTICLE I
DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):
“Benefited Member” means a Member whose allocated amount of the Consolidated Federal Income Tax Liability is less than the Separate Federal Income Tax Liability of such Member
“Code” means the Internal Revenue Code of 1986, as amended, or any successor thereto, as in effect with respect to the taxable period in question.
“Consolidated Federal Income Tax Liability” means the federal income tax liability for the Consolidated Group determined under Treasury Regulation § 1.1502-2.
“Consolidated Group” means the affiliated group of corporations (within the meaning of Section 1504 of the Code) of which Genworth is the common parent (and any successor group)(or a member of a group of companies filing on a consolidated or unitary basis for state tax purposes, as the context requires).
“Excess Deemed Utilized Losses” means Losses for which a Member has received tax benefits under a Special Tax Allocation Agreement or amendment to the 2004 Tax Allocation Agreement, in excess of the tax benefits which such Member would have received by applying the general tax allocation principles of this Agreement or the 2004 Tax Allocation Agreement, excluding amendments thereto.
“Life/NonLife Consolidated Federal Income Tax Return” means a consolidated federal income tax return which includes a proper election under section 1502(c)(2) of the Code.
“Loss Member” means a Member which has losses.
“Losses” means foreign tax credits, investment tax credits, losses, loss carryovers, or other tax attributes available to reduce the Consolidated Federal Income Tax Liability.
“Member” has the meaning assigned in Treasury Regulation § 1.1502-1.
“Separate Federal Income Tax Liability” means the federal income tax liability computed as if the Member filed a separate federal income tax return.
“Special Tax Allocation Agreement” means any agreement, whether executed by a separate agreement, or amendment to the 2004 Tax Allocation Agreement or this Agreement, entered into by a specific Member or Members and Parent for the purpose of allocating taxes for such Member or Members in a manner inconsistent with the manner prescribed by the 2004 Tax Allocation Agreement, excluding amendments, or this Agreement.
“State Combined or Consolidated Income Tax Return” means a single state or local Income Tax Return filed for (i) one or more of Genworth and its Subsidiaries as well as (ii) one or more Genworth Companies.
“Subsidiary” has the meaning assigned in Treasury Regulation § 1.1502-1.
“Tax” or “Taxes” means any and all forms of taxation, whenever created or imposed by a Taxing Authority, and, without limiting the generality of the foregoing, shall include net income, alternative or add-on minimum, estimated, gross income, sales, use, ad valorem, gross receipts, value added, franchise, profits, license, transfer, recording, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profit, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any related interest, penalties or other additions to tax, or additional amounts imposed by any such Taxing Authority.
“Taxing Authority” means a national, foreign, municipal, state, federal or other governmental authority responsible for the administration of any Tax.
“Tax Contest” means any audit, administrative or judicial proceeding, appeal, or similar administrative or judicial action with respect to Taxes, Tax refunds, or Tax Returns.
“Tax Return” means any return, filing, questionnaire or other document, including requests for extensions of time, filings made with estimated Tax payments, claims for refund and amended returns, that may be filed for any taxable period with any Taxing Authority in connection with any Tax (whether or not a payment is required to be made with respect to such filing) or any information reporting requirement.
ARTICLE II
PREPARATION AND FILING OF TAX RETURNS
Section 2.01. Consolidated Group Federal Income Tax Returns
Genworth shall timely prepare and file (or cause to be timely prepared and filed) all federal income Tax Returns for the Consolidated Group. The Subsidiaries shall provide to Genworth all financial data and any other information and documentation reasonably requested by Genworth in connection with the filing of any such federal income Tax Returns. Genworth shall have the authority to make any tax elections it deems necessary or appropriate in its sole discretion.
Section 2.02. State Combined or Consolidated Income Tax Returns
Genworth shall timely prepare (or cause to be timely prepared) all State Combined or Consolidated Income Tax Returns. The Subsidiaries shall provide to Genworth all financial data and any other information and documentation reasonably requested by Genworth in connection with the preparation of any such State Combined or Consolidated Income Tax Return. Genworth shall have the authority to make any tax elections it deems necessary or appropriate in its sole discretion.
Section 2.03. Other Tax Returns
The Subsidiaries shall timely prepare and file, or cause to be timely prepared and filed, all appropriate Tax Returns relating to all Taxes attributable to the Subsidiaries’ business other than those described in sections 2.01 and 2.02 herein.
ARTICLE III
ALLOCATION AND PAYMENT OF CONSOLIDATED FEDERAL INCOME TAXES
Section 3.01. Payment of Consolidated Federal Income Tax
Genworth shall be responsible for all payments of federal income tax due with respect to the Consolidated Group.
Section 3.02. Allocation of Consolidated Federal Income Tax Liability
The Genworth Companies shall allocate the federal income tax liability of the Consolidated Group to each Member by multiplying the Consolidated Federal Income Tax Liability times a fraction, the numerator of which is the Member’s Separate Federal Income Tax Liability and the denominator of which is the sum of the Separate Federal Income Tax Liabilities of the Genworth Companies. The amount of the Consolidated Federal Income Tax Liability allocated to each Member shall not exceed the Separate Federal Income Tax Liability of such Member; provided, however, that for purposes of computing the Separate Federal Income Tax Liability of a Member, any income, deduction, or loss recognized by such Member in an intercompany transaction with another Member shall be taken into account as provided in Treasury Regulation § 1.1502-13.
Section 3.03. Use of Tax Attributes
In the event that there is a Benefited Member and a corresponding Loss Member:
i.If Parent is the Benefited Member, Parent shall pay to the Loss Member
ii.If Parent is the Loss Member, the Benefited Member shall pay to Parent
iii.If Parent is neither the Benefited Member nor the Loss Member, the Benefited Member shall pay to Parent and Parent shall pay to the Loss Member an amount equal to the excess of the Benefited Member’s Separate Federal Income Tax Liability over its allocation of the Consolidated Federal Income Tax Liability to the extent such tax benefit is attributable to losses of the Loss Member actually used to reduce Consolidated Federal Income Tax Liability taking into account the principles of Treasury Regulation §§ 1.1502-2, 1.1502-3, 1.1502-4, 1.1502-11, 1.1502-21.
Any of the Loss Member’s Losses which are not used to reduce Consolidated Federal Income Tax Liability and for which it has not been paid shall be retained by the Loss Member for possible future use in computing its Separate Federal Income Tax Liability.
Section 3.04. Prevention of Double Tax Benefit
In order to prevent a double benefit to a Member for utilization of any Losses, if a Member ceases to be a Member of the Consolidated Group, and Member has been paid for Excess Deemed Utilized Losses, Member shall pay to Parent the balance of any Excess Deemed Utilized Losses as of the date that the Member ceases to be a Member of the Consolidated Group, and payment shall be made within ninety (90) days of such date.
Section 3.05. Manner of Computation
For purposes of Sections 3.02, 3.03, and 3.04 all computations of federal income tax shall be made in accordance with the Code and the regulations thereunder including, where relevant, Treasury Regulation § 1.1502-47.
Section 3.06. New York Companies
All Payments to a New York Company as a Loss Member shall be recorded on such New York Company’s books as contributed surplus. Once a Loss Member is paid for the utilization of its Losses, the Loss Member cannot use such Losses in the calculation of its Separate Federal Income Tax Liability. As required by New York Insurance Department Circular Letter 1979-33, if the amount paid by a New York Company to Parent pursuant to this paragraph is greater than the amount of the New York Company’s share of the Consolidated Federal Income Tax Liability, then cash or securities having a fair market value equal to such excess shall be placed in escrow by Parent in order to help assure such New York Company’s enforceable right to recover its payment for utilization of Losses of another Member in the event that such New York Company generates future Losses which may be carried back to the year with respect to which such payment was made. The assets held in escrow shall be assets eligible as an investment for the New York Companies. Escrow assets may be released to Parent (and shall in appropriate cases be paid by Parent to the appropriate Member) from an escrow account at such time as the permissible period for the carryback of Losses has elapsed. The escrow established pursuant to this paragraph will be created pursuant to an agreement substantially in the form of Exhibit B.
Section 3.07. Intercompany Settlements
All payments of Consolidated Federal Income Tax Liability determined under Sections 3.02, 3.03, and 3.04 shall be made within ninety (90) days of the payment of the applicable estimated or actual consolidated federal income tax, except where a refund is due Parent, in which case, it may defer payment to a Member to within ninety (90) days of receipt of such refund. All payments shall be made in cash or in securities eligible as investments for the New York Companies, valued at market value.
Section 3.08. Tax Proceedings
In the case of any Tax Contest with respect to any federal or state income Tax Return of the Consolidated Group (or corresponding group of corporations for state tax purposes), Genworth shall have the sole responsibility and right to control the prosecution of such Tax Contest, including the exclusive right to communicate with agents of the applicable Taxing Authority and to control, resolve, settle, or agree to any deficiency, claim, or adjustment proposed, asserted, or assessed in connection with or as a result of such Tax Contest. The Subsidiaries shall provide to Genworth any information, documentation and assistance reasonably requested by Genworth in connection with the preparation for and prosecution of any such Tax Contest by any Taxing Authority.
Section 3.09. Change in Consolidated Federal Income Tax Liability
If taxable income, special deductions or credits reported in a consolidated federal income tax return of the Consolidated Group is changed or otherwise adjusted, including without limitation by the filing of an amended tax return, a carryback claim, or by the Internal Revenue Service or other appropriate authority, a recalculation of the tax liability for all parties to this Agreement shall be made.
Section 3.10. Reports
Written reports shall be prepared by Parent reflecting the allocations of Consolidated Federal Income Tax Liability made pursuant to Sections 3.02, 3.03, and 3.04 for each taxable year of the Consolidated Group. Such reports shall be prepared and made available to Members within ninety (90) days after the filing of the applicable consolidated federal income tax return. Written reports shall also be prepared by Parent reflecting any adjustment to prior reports, including adjustments arising as a consequence of the filing of amended tax returns or audits by the Internal Revenue Service or other appropriate authority. Such reports will be prepared and made available to each Member promptly following the calculation of such adjustments, and any payments required pursuant to such reports shall be made within ninety (90) days of receipt of such reports. For purposes of making quarterly estimated tax payments of federal income taxes, Parent is authorized to prepare and make available to each of the Members written reports estimating each of such Member’s share of estimated tax payments under Section 6655 of the Code determined in accordance with the principles of Sections 3.02, 3.03, and 3.04.
Section 3.11. Modification
The parties may not amend this Agreement to provide for any other method of allocation without prior approval by the Insurance Department of any state in which a Member is domiciled.

ARTICLE IV
ALLOCATION AND PAYMENT OF
COMBINED/CONSOLIDATED STATE AND LOCAL TAXES
Section 4.01. Allocation and Payment of Combined/Consolidated State and Local Income Taxes
With respect to any State Combined or Consolidated Income Tax Return, the method of allocation, timing and form of payment, shall be determined in a manner consistent with the methodology for Consolidated Federal Income Tax outlined in Article III of this Agreement.
ARTICLE V
MISCELLANEOUS
Section 5.01. Effective Date
This Agreement applies to all matters related to any Tax Returns filed, Taxes paid, adjustments made in respect of any Tax, and any other matters involving Taxes for taxable years beginning on or after January 1, 2021.
Section 5.02. Complete Agreement
This Agreement, together with the Special Tax Allocation Agreements constitutes the entire agreement of the parties concerning the subject matter hereof. Any other agreements, whether or not written, in respect of any Tax between or among the Genworth Companies shall be terminated and have no further effect. This Agreement may not be amended except by an agreement in writing signed by the parties hereto.
Section 5.03. Termination
This agreement shall remain in effect until terminated by any party hereto upon giving sixty (60) days advance written notice, until a Member departs from the Consolidated Group,or until the Consolidated Group fails to file a consolidated federal income tax return for any taxable year. Termination upon notice or departure from the Consolidated Group will be effective only with respect to the terminating party or departing party. Upon termination of the Agreement in the whole, its provisions will remain in effect with respect to any period of time prior to and during the taxable year in which termination occurs, for which the income of the terminating party was properly included in the Consolidated Group’s consolidated federal income tax return or applicable state tax return. Without limitation of the foregoing, upon termination of the Agreement with respect to a particular party, its provisions will remain in effect with respect to any period of time prior to and during the taxable year in which termination with respect to such party occurs , and for which income of the terminating party was properly included in the Consolidated Group’s consolidated federal income tax return, or corresponding state tax return

Section 5.04. Governing Law
This agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of New York applicable to a contract made and to be performed in that state, without regard to principles of conflict of laws.
Section 5.05. Disputes
Any dispute between or among any of the parties hereto concerning the implication of this Agreement which cannot be resolved shall be referred to arbitration in accordance with the then existing rules of the American Arbitration Association.
Section 5.06. Counterparts
This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument.
Section 5.07. Additional Parties
With the consent of the Parent, any additional corporations that become members of the Consolidated Group after the date of execution hereof may become a party to this Agreement by executing an Adoption Agreement either in the form attached hereto as Exhibit C.
Section 5.08. Assignment
Except as provided in Section 5.07 this Agreement and any rights pursuant hereto shall not be assignable by any party hereto, without the prior written consent of the other parties. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, or their respective legal successors, any rights, remedies, obligations or liabilities that would otherwise be applicable. The representations, warranties, covenants and agreements contained in this Agreement shall be binding upon, extend to an inure to the benefit of the parties hereto, their, and each of their, successors and assigns respectively.
Section 5.09. Regulatory Approval
The effectiveness of any amendment to or assignment of the Agreement is conditioned upon completion of the filing of a Form D, Prior Notice of a Transaction, (or the equivalent) with the requisite state insurance commissioners, and such filing being deemed sufficient and the transaction not disapproved by said commissioners.
Section 5.10. Section Headings
Section headings contained herein are for reference purposes only and shall not affect the meaning or interpretation of this agreement.
Section 5.11. Records and Documentation
Notwithstanding the termination of this Agreement, all material including, but not limited to, separate returns, supporting schedules, workpapers, correspondence and other documents relating to a Member’s inclusion in the consolidated federal income tax return of the Consolidated Group for a year governed by this Agreement, shall be made available to such Member during Parent’s regular business hours. Additionally, all books and records in the possession of any Member developed or maintained under or related to this Agreement shall be available for review, inspection and audit by the insurance regulatory authorities having regulatory jurisdiction over the Participating Companies, including but not limited to the North Carolina Department of Insurance, the Virginia Bureau of Insurance, the New York Department of Financial Services, and the Delaware Department of Insurance.
Section 5.12. Notice
All notices, statements or requests provided for hereunder shall be deemed to have been duly given when delivered by hand to an officer of the other party, or when deposited with the U.S. Postal Service, as first class certified or registered mail, postage prepaid, overnight courier service, telex or telecopier, addressed to 6620 West Broad Street, Richmond, VA 23230 for the entities identified as “Virginia Headquartered Companies” in Exhibit A, and to 8325 Six Forks Rd, Raleigh, NC 27615 for the entities identified as “North Carolina Headquartered Companies” in Exhibit A.
Section 5.13. Reimbursement
Provided that a Member which is not in default for any amounts due and owing under this Agreement, if such Member is assessed by the IRS for the federal income tax obligations of any other Member pursuant to Treas. Reg. 1.1502-6 then Parent shall reimburse such Member for any payments that it makes on behalf of any other Member at the direction of the IRS, but only to the extent such payments exceed such Member’s liability to Parent under this Agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

GENWORTH FINANCIAL, INC.

By:	/s/ Daniel J. Sheehan IV
Name:	Daniel J. Sheehan IV
Title:	Executive Vice President

ASSIGNED SETTLEMENT, INC.

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

CAPITAL BROKERAGE CORPORATION

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

GENWORTH ANNUITY SERVICE CORPORATION

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

GENWORTH FINANCIAL AGENCY, INC.

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer
[Signature Page to Amended and Restated Tax Allocation Agreement]

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Vice President and Assistant Treasurer

ENACT HOLDINGS, INC.

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Executive Vice President, Chief Financial Officer and Treasurer

GENWORTH MORTGAGE HOLDINGS, LLC

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

GENWORTH MORTGAGE INSURANCE CORPORATION

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

GENWORTH MORTGAGE INSURANCE CORPORATION OF NORTH CAROLINA

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer
[Signature Page to Amended and Restated Tax Allocation Agreement]

GENWORTH FINANCIAL ASSURANCE CORPORATION

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

GENWORTH FINANCIAL SERVICES, INC.

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Executive Vice President, Chief Financial Officer and Treasurer

GENWORTH HOLDINGS, INC.

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Vice President and Treasurer

GENWORTH INSURANCE COMPANY

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Assistant Treasurer

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Vice President and Assistant Treasurer

GENWORTH LIFE INSURANCE COMPANY

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Vice President and Assistant Treasurer
[Signature Page to Amended and Restated Tax Allocation Agreement]

GENWORTH MORTGAGE REINSURANCE CORPORATION

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

GENWORTH NORTH AMERICA CORPORATION

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

HGI ANNUITY SERVICE CORP.

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

JAMESTOWN LIFE INSURANCE COMPANY

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Vice President and Assistant Treasurer

MAYFLOWER ASSIGNMENT CORPORATION

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

MONUMENT LANE PCC, INC.

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

[Signature Page to Amended and Restated Tax Allocation Agreement]

MONUMENT LANE IC1, INC.

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

MONUMENT LANE IC2, INC.

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

NATIONAL ELDERCARE REFERRAL SYSTEMS, LLC

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

NEWCO PROPERTIES, INC.

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer

RIVER LAKE INSURANCE COMPANY VI

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Assistant Treasurer

RIVER LAKE INSURANCE COMPANY VII

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Assistant Treasurer

[Signature Page to Amended and Restated Tax Allocation Agreement]

RIVER LAKE INSURANCE COMPANY VIII

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Assistant Treasurer

RIVER LAKE INSURANCE COMPANY X

By:	/s/ Craig Pichette
Name:	Craig Pichette
Title:	Assistant Treasurer

SPONSORED CAPTIVE RE, INC.

By:	/s/ H. Dean Mitchell
Name:	H. Dean Mitchell
Title:	Chief Financial Officer and Treasurer

UNITED PACIFIC STRUCTURES SETTLEMENT COMPANY

By:	/s/ Lisa J. Baldyga
Name:	Lisa J. Baldyga
Title:	Treasurer
[Signature Page to Amended and Restated Tax Allocation Agreement]

Exhibit A
List of Subsidiaries as of the date of this Agreement
Virginia Headquartered Companies:
•Assigned Settlement, Inc. (“Assigned”), a Virginia company
•Capital Brokerage Corporation (“CBC”), a Washington company
•Genworth Annuity Service Corporation (“GASC”), a Delaware company
•Genworth Financial Agency, Inc. (“GFA”), a Virginia Company
•Genworth Holdings, Inc. (“GHI”), a Delaware company
•Genworth Insurance Company (“GIC”), a North Carolina insurance company
•Genworth Life and Annuity Insurance Company (“GLAIC”), a Virginia company
•Genworth Life Insurance Company (“GLIC”), a Delaware company
•Genworth Life Insurance Company of New York “(GLICNY”), a New York company
•Genworth North America Corporation (“GNA”), a Washington company
•HGI Annuity Service Corp. (“HGI”), a Delaware company
•Jamestown Life Insurance Company (“JLIC”), a Virginia company
•Mayflower Assignment Corporation “(Mayflower”), a New York company
•National Eldercare Referral Systems, LLC (“CareScout”), a Delaware company
•Newco Properties, Inc. (“Newco”), a Virginia company
•River Lake Insurance Company VI (“RLVI”), a Delaware company
•River Lake Insurance Company VII (“RLVII”), a Vermont company
•River Lake Insurance Company VIII (“RLVIII”), a Vermont company
•River Lake Insurance Company X (“RLX”), a Vermont company
•United Pacific Structured Settlement Company (“UPSSC”), a Florida company
North Carolina Headquartered Companies:
•Genworth Financial Assurance Corporation (“GFAC”), a North Carolina insurance company
•Genworth Financial Services, Inc. (“GFSI”), a Delaware company
•Enact Holdings, Inc. (“EHI”), a Delaware company
•Genworth Mortgage Holdings, LLC (“GMHLLC”), a North Carolina limited liability company
•Genworth Mortgage Insurance Corporation (“GMIC”), a North Carolina insurance company
•Genworth Mortgage Insurance Corporation of North Carolina (“GMICNC”), a North Carolina insurance company
•Genworth Mortgage Reinsurance Corporation (“GMRC”), a North Carolina insurance company
•Monument Lane PCC, Inc. (“MLPCC”), a District of Columbia company
•Monument Lane IC1, Inc. (“MLIC 1”), a District of Columbia company
•Monument Lane IC2, Inc. (“MLIC2”), a District of Columbia company
•Sponsored Captive re, Inc. (“Sponsored”), a North Carolina Insurance company
1

EXHIBIT B
ESCROW AGREEMENT
ESCROW AGREEMENT, dated                                                 20    , among [name of insurance company incorporated or commercially domiciled in the State of New York] (hereinafter called "Subsidiary"), Genworth Financial, Inc. (hereinafter called "Parent"), and [name of escrow agent] (hereinafter called "Escrow Agent").
WITNESSETH:
WHEREAS, pursuant to a Tax Allocation Agreement dated                                                         among Parent, [list all subsidiaries that are parties to the Tax Allocation Agreement], Parent is required to establish and maintain a special account consisting of assets eligible as an investment for a New York domestic life insurance company in an amount equal to the excess of the amount paid by Subsidiary to the Parent for federal income taxes over the actual tax payment made by Parent on behalf of that subsidiary; and
WHEREAS, escrow assets may be released to Parent from the special account at such time as the permissible period for use by Subsidiary of tax loss carrybacks has expired; and
WHEREAS, Parent desires to deposit securities with the Escrow Agent for such purpose.
NOW, THEREFORE, in consideration of the mutual agreements and other valuable considerations and the provisions herein contained, it is hereby agreed by and among Subsidiary, Parent and the Escrow Agent that Parent shall establish and maintain a special account with the Escrow Agent pursuant to the following conditions:
1.Securities placed in the special account shall be held by the Escrow Agent, its successors or assigns, in trust, exclusively for the benefit of Subsidiary and free of any lien or other claim of the Escrow Agent, any judgment creditor or other claimant of the Parent.
2.Except as hereinafter provided, no securities in this account or any principal cash account held pursuant to this Agreement shall be released by the Escrow Agent except (i) upon receipt of a written request of Subsidiary and Parent or (ii) upon substitution of other securities satisfying the provisions of this Agreement.
3.Upon maturity of any security held hereunder, the Escrow Agent may surrender the same for payment and hold the proceeds thereof in a principal cash account which is to be maintained as a part of this account in accordance with this Agreement. The principal cash account shall be invested pursuant to the instructions of Parent.
4.Unless and until the Escrow Agent is notified to the contrary by Subsidiary and Parent, all income collected on or received from the securities held hereunder is to be paid to or upon the order of the Parent.
5.The Escrow Agent shall be accountable to the Subsidiary and Parent, as their interests may appear, for the safekeeping of the securities and cash reserves held
1

by it hereunder.
6.The Escrow Agent shall send notices with respect to all security and principal cash transactions, within ten (10) days after said transactions take place, to the Subsidiary and Parent.
7.Within thirty (30) days after the filing of the applicable federal income tax return, Subsidiary shall advise the Escrow Agent and Parent if the permissible period for use of any tax loss as a carryback has expired and authorize the Escrow Agent to release to Parent from the special account, such amounts as were deposited in the special account with respect to such tax loss.
8.The Escrow Agent may cancel this Agreement, effective not less than thirty (30) days after delivery of notice thereof to Subsidiary and Parent, and Subsidiary or Parent may cancel this Agreement at any time without assigning any reason therefor, effective upon delivery of notice thereof to the Escrow Agent and the other party; provided no cancellation by either party shall be effective until either (a) a new escrow agreement is executed by Parent with another escrow agent and approved by Subsidiary, and the securities and cash principal in the special account are transferred to the newly designated escrow agent in accordance with written instructions from Parent and approved by Subsidiary, or (b) a letter of credit, acceptable to the New York State Insurance Department is delivered to Subsidiary. in substitution for the foregoing special account.
9.Any successor in interest of the Escrow Agent, or receiver, liquidator, or other public officer appointed to administer the affairs of the Escrow Agent shall succeed to all the obligations assumed hereunder by the Escrow Agent.
10.This Agreement shall be construed and enforced in accordance with the laws of the state of New York.
11.All notices and other communications which shall be or may be given hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed to the parties at their respective addresses set forth below or to such other address as any of the parties hereto shall furnish to the other.
12.Any controversy arising under this Agreement shall be settled by arbitration, in accordance with the American Arbitration Association rules then in effect, and any award rendered thereon shall be enforceable in any court of competent jurisdiction.
13.This Agreement sets forth in the entire understanding of the parties and supersedes any prior agreement on the subject matter hereof and may not be changed or terminated except by an agreement in writing signed by the parties.
2

IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the day and year first above written.

Attest:	Genworth Financial, Inc.

By:

Name:

Title:

Address:

Attest:	[New York domiciled or commercially domiciled company]

By:

Name:

Title:

Address:

Attest:	[Escrow Agent)

By:

3

Name:

Title:

Address:

4

Exhibit C
Adoption Agreement
By executing this Adoption Agreement, the undersigned corporation, a subsidiary of Genworth Financial, Inc., hereby adopts and agrees to be bound by the terms and provisions of the Tax Allocation Agreement between Genworth Financial, Inc. and its subsidiaries, effective                                        (the “Agreement”), as provided in section 5.07 of the Agreement.
This Adoption Agreement shall become effective on the date executed.

(Name and Address of the Corporation)

By:

Its:

Date:

Accepted:
Genworth Financial, Inc.

By:
1